SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1850 Hartley Avenue, Unit #1
                 Coquitlam, British Columbia V3K 7A1 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 523-5510

_______________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

       Effective August 17, 2005, Barrie Freeke resigned as a Director of Ikona Gear Technologies, Inc. (the "Company").

       A copy of Mr. Freeke's letter effecting his resignation is filed herewith as Exhibit 1.0.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(b)	Exhibit

Item	Title

1.0	Letter from Barrie Freeke to the Company dated August 17, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IKONA GEAR INTERNATIONAL, INC.
Date: August 22, 2005	By: /s/ Laith Nosh Laith Nosh, President